                                                                    EXHIBIT 99.1

PILGRIM'S PRIDE CORPORATION
STATISTICAL MANAGEMENT DISCUSSION AND ANALYSIS
FOR QUARTERS ENDED:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

                                                                                           Quarters Ended
                                                                      ----------------------------------------------------------
                                                                       09/28/02        06/29/02        03/30/02        12/29/01
                                                                      ----------      ----------      ----------      ----------

                                United States

Chicken Operations:
U.S. Chicken Sales (000's)                                            $  417,387      $  427,325      $  398,608      $  405,738
                           U.S. Chicken Sales divided by U.S.
                                  Chicken Net Pounds Produced         $   0.6883      $   0.6934      $   0.6872      $   0.7075

U.S. Chicken Net Pounds Produced (000's)                                 606,383         616,274         580,037         573,464

Other Operations:
Other Sales (000's)                                                       52,846          48,330          49,543          42,972

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)                                 470,233         475,655         448,151         448,710

U.S. Chicken & Other Operating Income (000's)                              4,507          15,100           3,701           9,355
        U.S. Chicken & Other Operating Income as a percent of
                                   U.S. Chicken & Other Sales               0.96%           3.17%           0.83%           2.08%
                                                                      ----------      ----------      ----------      ----------

                                   Mexico

Chicken Operations:
Mexico Chicken Sales (000's)(c)                                           81,383          80,308          75,674          86,528
                       Mexico Chicken Sales divided by Mexico
                                  Chicken Net Pounds Produced         $   0.5993      $   0.6177      $   0.5820      $   0.5812

Mexico Other Operations:
Mexico Other Sales (000's) (c)                                             5,371           4,498           4,702           4,388

Mexico Chicken Operating Income (000's)                                    3,276           5,830            (514)          8,471
                         Mexico Operating Income as a percent
                                      of Mexico Chicken Sales               3.78%           6.88%         -0.64%            9.32%


Mexico Net Pounds Produced (000's)                                       135,789         130,011         130,027         148,876
                                                                      ----------      ----------      ----------      ----------

                                   Turkey

U.S. Turkey Sales (000's)                                                 82,832          76,656          72,226         116,404
                            U.S. Turkey Sales divided by U.S.
                                   Turkey Net Pounds Produced         $   0.8353      $   0.7304      $   0.6222      $   1.0311

U.S. Turkey Operating Income (000's)                                     (10,883)         (6,884)         (7,559)          5,503
                            U.S. Turkey Operating Income as a
                                 percent of U.S. Turkey Sales            -13.14%          -8.98%         -10.47%            4.73%


U.S. Turkey Net Pounds Produced (000's)                                   99,165         104,946         116,074         112,896
                                                                      ----------      ----------      ----------      ----------

U.S. Summary

U.S. Sales (000's)                                                       553,065         552,311         520,377         565,114
U.S. Cost of Sales (000's)                                               531,295         516,978         497,296         522,513
U.S. Gross Margin (000's)                                                 21,770          35,333          23,081          42,601
                                       U.S. Gross Margin as a
                                        percent of U.S. Sales               3.94%           6.40%           4.44%           7.54%

U.S. Selling, General and Administrative Expenses (000's)                 28,146          27,117          26,939          27,743
                     U.S. Selling, General and Administrative
                          Expenses as a percent of U.S. Sales               5.09%           4.91%           5.18%           4.91%

U.S. Operating Income (000's)                                             (6,376)          8,216          (3,858)         14,858
                                   U.S. Operating Income as a
                                        percent of U.S. Sales             -1.15%            1.49%         -0.74%            2.63%
                                                                      ----------      ----------      ----------      ----------

                           Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)                                 498,770         507,632         474,282         492,266
      Chicken Sales from all divisions divided by Chicken Net
                           Pounds Produced from all Divisions         $   0.6720      $   0.6802      $   0.6679      $   0.6815

Chicken Net Pounds Produced from all Divisions (000's)                   742,172         746,285         710,064         722,340

Other Operations:
Other Sales (000's)(c)                                                    58,217          52,828          54,245          47,360

Totals All Operations:
Total Net Sales (000's)                                                  639,819         637,116         600,753         656,030
Total Cost of Sales (000's)                                              608,148         590,116         572,122         598,166
Gross Margin from all operations (000's)                                  31,671          47,000          28,631          57,864
                        Gross Margin from all operations as a
                                   percent of Total Net Sales               4.95%           7.38%           4.77%           8.82%

Total Selling, General and Administrative Expenses (000's)                34,771          32,954          33,003          34,535
      Total Selling, General and Administrative Expenses as a
                                   percent of Total Net Sales               5.43%           5.17%           5.49%           5.26%

Operating Income from all operations (000's)                              (3,100)         14,046          (4,372)         23,329
                    Operating Income from all operations as a
                                   percent of Total Net Sales             -0.48%            2.20%         -0.73%            3.56%
                                                                      ----------      ----------      ----------      ----------

                                                                                           Quarters Ended
                                                                      ----------------------------------------------------------
                                                                       09/29/01        06/30/01      03/31/01(a)       12/30/00
                                                                      ----------      ----------     -----------      ----------

                                United States

Chicken Operations:
U.S. Chicken Sales (000's)                                            $  427,191      $  422,985      $  356,341      $  265,824
                           U.S. Chicken Sales divided by U.S.
                                  Chicken Net Pounds Produced         $   0.7470      $   0.7232      $   0.7096      $   0.7221

U.S. Chicken Net Pounds Produced (000's)                                 571,867         584,896         502,173         368,143

Other Operations:
Other Sales (000's)                                                       45,843          45,719          46,568          41,725

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)                                 473,034         468,704         402,909         307,552

U.S. Chicken & Other Operating Income (000's)                             27,700          27,971           1,795          20,631
        U.S. Chicken & Other Operating Income as a percent of
                                   U.S. Chicken & Other Sales               5.86%           5.97%           0.45%           6.71%
                                                                      ----------      ----------      ----------      ----------

                                   Mexico

Chicken Operations:
Mexico Chicken Sales (000's)(c)                                           76,061          84,088          70,457          72,863
                       Mexico Chicken Sales divided by Mexico
                                  Chicken Net Pounds Produced         $   0.5456      $   0.6412      $   0.5040      $   0.5223

Mexico Other Operations:
Mexico Other Sales (000's) (c)                                             3,541           5,664           5,387           5,617

Mexico Chicken Operating Income (000's)                                    1,011          13,767          (5,201)          2,580
                         Mexico Operating Income as a percent
                                      of Mexico Chicken Sales               1.27%          15.34%         -6.86%            3.29%


Mexico Net Pounds Produced (000's)                                       139,415         131,152         139,799         139,510
                                                                      ----------      ----------      ----------      ----------

                                   Turkey

U.S. Turkey Sales (000's)                                                 88,615          87,380          62,840              --
                            U.S. Turkey Sales divided by U.S.
                                   Turkey Net Pounds Produced         $   0.7896      $   0.7875      $   0.8282              --

U.S. Turkey Operating Income (000's)                                       2,406           3,750          (1,867)             --
                            U.S. Turkey Operating Income as a
                                 percent of U.S. Turkey Sales               2.72%           4.29%         -2.97%              --


U.S. Turkey Net Pounds Produced (000's)                                  112,233         110,958          75,879              --
                                                                      ----------      ----------      ----------      ----------

U.S. Summary

U.S. Sales (000's)                                                       561,649         556,084         465,749         307,552
U.S. Cost of Sales (000's)                                               507,112         499,916         436,038         268,120
U.S. Gross Margin (000's)                                                 54,537          56,168          29,711          39,432
                                       U.S. Gross Margin as a
                                        percent of U.S. Sales               9.71%          10.10%           6.38%          12.82%

U.S. Selling, General and Administrative Expenses (000's)                 24,431          24,448          29,783          18,801
                     U.S. Selling, General and Administrative
                          Expenses as a percent of U.S. Sales               4.35%           4.40%           6.39%           6.11%

U.S. Operating Income (000's)                                             30,106          31,720             (72)         20,631
                                   U.S. Operating Income as a
                                        percent of U.S. Sales               5.36%           5.70%         -0.02%            6.71%
                                                                      ----------      ----------      ----------      ----------

                           Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)                                 503,252         507,073         426,798         338,687
      Chicken Sales from all divisions divided by Chicken Net
                           Pounds Produced from all Divisions         $   0.7075      $   0.7082      $   0.6648      $   0.6672

Chicken Net Pounds Produced from all Divisions (000's)                   711,282         716,048         641,972         507,653

Other Operations:
Other Sales (000's)(c)                                                    49,384          51,383          51,955          47,342

Totals All Operations:
Total Net Sales (000's)                                                  641,251         645,836         541,593         386,032
Total Cost of Sales (000's)                                              579,307         570,211         512,377         338,866
Gross Margin from all operations (000's)                                  61,944          75,625          29,216          47,166
                        Gross Margin from all operations as a
                                   percent of Total Net Sales               9.66%          11.71%           5.39%          12.22%

Total Selling, General and Administrative Expenses (000's)                30,827          30,138          34,488          23,955
      Total Selling, General and Administrative Expenses as a
                                   percent of Total Net Sales               4.81%           4.67%           6.37%           6.21%

Operating Income from all operations (000's)                              31,117          45,487          (5,272)         23,211
                    Operating Income from all operations as a
                                   percent of Total Net Sales               4.85%           7.04%         -0.97%            6.01%
                                                                      ----------      ----------      ----------      ----------

                                                                                           Quarters Ended
                                                                      ----------------------------------------------------------

                                                                       09/30/00        07/01/00       04/01/00         01/01/00
                                                                      ----------      ----------     -----------      ----------

                                United States

Chicken Operations:
U.S. Chicken Sales (000's)                                            $  263,549      $  282,973      $  253,687      $  250,178
                           U.S. Chicken Sales divided by U.S.
                                  Chicken Net Pounds Produced         $   0.7173      $   0.7187      $   0.6624      $   0.7140

U.S. Chicken Net Pounds Produced (000's)                                 367,431         393,755         382,955         350,409

Other Operations:
Other Sales (000's)                                                       36,706          27,940          42,843          34,201

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)                                 300,255         310,913         296,530         284,379

U.S. Chicken & Other Operating Income (000's)                              8,411          12,909           3,502          21,106
        U.S. Chicken & Other Operating Income as a percent of
                                   U.S. Chicken & Other Sales               2.80%           4.15%           1.18%           7.42%
                                                                      ----------      ----------      ----------      ----------

                                   Mexico

Chicken Operations:
Mexico Chicken Sales (000's)(c)                                           73,322          75,818          71,926          65,074
                       Mexico Chicken Sales divided by Mexico
                                  Chicken Net Pounds Produced         $   0.5646      $   0.6597      $   0.6320      $   0.5152

Mexico Other Operations:
Mexico Other Sales (000's) (c)                                             5,799           5,248           4,804           5,372

Mexico Chicken Operating Income (000's)                                    7,225          13,439           9,779           4,116
                         Mexico Operating Income as a percent
                                      of Mexico Chicken Sales               9.13%          16.58%          12.74%           5.84%


Mexico Net Pounds Produced (000's)                                       129,877         114,931         113,805         126,313
                                                                      ----------      ----------      ----------      ----------

                                   Turkey

U.S. Turkey Sales (000's)                                                     --              --              --              --
                            U.S. Turkey Sales divided by U.S.
                                   Turkey Net Pounds Produced                 --              --              --              --

U.S. Turkey Operating Income (000's)                                          --              --              --              --
                            U.S. Turkey Operating Income as a
                                 percent of U.S. Turkey Sales                 --              --              --              --


U.S. Turkey Net Pounds Produced (000's)                                       --              --              --              --
                                                                      ----------      ----------      ----------      ----------

U.S. Summary

U.S. Sales (000's)                                                       300,255         310,913         296,530         284,379
U.S. Cost of Sales (000's)                                               273,604         282,676         276,987         247,149
U.S. Gross Margin (000's)                                                 26,651          28,237          19,543          37,230
                                       U.S. Gross Margin as a
                                        percent of U.S. Sales               8.88%           9.08%           6.59%          13.09%

U.S. Selling, General and Administrative Expenses (000's)                 18,240          15,328          16,041          16,124
                     U.S. Selling, General and Administrative
                          Expenses as a percent of U.S. Sales               6.07%           4.93%           5.41%           5.67%

U.S. Operating Income (000's)                                              8,411          12,909           3,502          21,106
                                   U.S. Operating Income as a
                                        percent of U.S. Sales               2.80%           4.15%           1.18%           7.42%
                                                                      ----------      ----------      ----------      ----------

                           Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)                                 336,871         358,791         325,613         315,252
      Chicken Sales from all divisions divided by Chicken Net
                           Pounds Produced from all Divisions         $   0.6774      $   0.7053      $   0.6555      $   0.6613

Chicken Net Pounds Produced from all Divisions (000's)                   497,308         508,686         496,760         476,722

Other Operations:
Other Sales (000's)(c)                                                    42,504          33,188          47,647          39,573

Totals All Operations:
Total Net Sales (000's)                                                  379,375         391,979         373,260         354,825
Total Cost of Sales (000's)                                              339,718         345,314         339,231         309,348
Gross Margin from all operations (000's)                                  39,658          46,665          34,029          45,477
                        Gross Margin from all operations as a
                                   percent of Total Net Sales              10.45%          11.90%           9.12%          12.82%

Total Selling, General and Administrative Expenses (000's)                24,022          20,316          20,747          20,255
      Total Selling, General and Administrative Expenses as a
                                   percent of Total Net Sales               6.33%           5.18%           5.56%           5.71%

Operating Income from all operations (000's)                              15,636          26,349          13,282          25,222
                    Operating Income from all operations as a
                                   percent of Total Net Sales               4.12%           6.72%           3.56%           7.11%
                                                                      ----------      ----------      ----------      ----------

                                                                                           Quarters Ended
                                                                      ----------------------------------------------------------
                                                                       10/02/99        07/03/99       04/03/99       01/02/99(b)
                                                                      ----------      ----------     -----------     -----------

                                United States

Chicken Operations:
U.S. Chicken Sales (000's)                                            $  249,181      $  254,794      $  236,673      $  222,848
                           U.S. Chicken Sales divided by U.S.
                                  Chicken Net Pounds Produced         $   0.7220      $   0.7317      $   0.6953      $   0.6517

U.S. Chicken Net Pounds Produced (000's)                                 345,141         348,232         340,387         341,931

Other Operations:
Other Sales (000's)                                                       32,151          26,461          36,690          44,105

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)                                 281,332         281,255         273,363         266,953

U.S. Chicken & Other Operating Income (000's)                             25,619          22,076          21,741          18,741
        U.S. Chicken & Other Operating Income as a percent of
                                   U.S. Chicken & Other Sales               9.11%           7.85%           7.95%           7.02%
                                                                      ----------      ----------      ----------      ----------

                                   Mexico

Chicken Operations:
Mexico Chicken Sales (000's)(c)                                           60,244          57,870          51,805          63,613
                       Mexico Chicken Sales divided by Mexico
                                  Chicken Net Pounds Produced         $   0.4746      $   0.5505      $   0.5290      $   0.5022

Mexico Other Operations:
Mexico Other Sales (000's) (c)                                             5,685           5,035           4,726           5,522

Mexico Chicken Operating Income (000's)                                    3,195           7,136           3,551           7,445
                         Mexico Operating Income as a percent
                                      of Mexico Chicken Sales               4.85%          11.34%           6.28%          10.77%


Mexico Net Pounds Produced (000's)                                       126,948         105,117          97,927         126,657
                                                                      ----------      ----------      ----------      ----------

                                   Turkey

U.S. Turkey Sales (000's)                                                     --              --              --              --
                            U.S. Turkey Sales divided by U.S.
                                   Turkey Net Pounds Produced                 --              --              --              --

U.S. Turkey Operating Income (000's)                                          --              --              --              --
                            U.S. Turkey Operating Income as a
                                 percent of U.S. Turkey Sales                 --              --              --              --


U.S. Turkey Net Pounds Produced (000's)                                       --              --              --              --
                                                                      ----------      ----------      ----------      ----------

U.S. Summary

U.S. Sales (000's)                                                       281,332         281,255         273,363         266,953
U.S. Cost of Sales (000's)                                               242,313         243,018         234,533         234,667
U.S. Gross Margin (000's)                                                 39,019          38,236          38,830          32,287
                                       U.S. Gross Margin as a
                                        percent of U.S. Sales              13.87%          13.59%          14.20%          12.09%

U.S. Selling, General and Administrative Expenses (000's)                 13,399          16,160          17,089          13,545
                     U.S. Selling, General and Administrative
                          Expenses as a percent of U.S. Sales               4.76%           5.75%           6.25%           5.07%

U.S. Operating Income (000's)                                             25,619          22,076          21,741          18,741
                                   U.S. Operating Income as a
                                        percent of U.S. Sales               9.11%           7.85%           7.95%           7.02%
                                                                      ----------      ----------      ----------      ----------

                           Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)                                 309,425         312,664         288,478         286,461
      Chicken Sales from all divisions divided by Chicken Net
                           Pounds Produced from all Divisions         $   0.6554      $   0.6897      $   0.6582      $   0.6113

Chicken Net Pounds Produced from all Divisions (000's)                   472,089         453,349         438,314         468,588

Other Operations:
Other Sales (000's)(c)                                                    37,836          31,496          41,416          49,627

Totals All Operations:
Total Net Sales (000's)                                                  347,261         344,160         329,894         336,088
Total Cost of Sales (000's)                                              301,131         294,745         283,632         292,187
Gross Margin from all operations (000's)                                  46,131          49,415          46,262          43,900
                        Gross Margin from all operations as a
                                   percent of Total Net Sales              13.28%          14.36%          14.02%          13.06%

Total Selling, General and Administrative Expenses (000's)                17,316          20,203          20,970          17,715
      Total Selling, General and Administrative Expenses as a
                                   percent of Total Net Sales               4.99%           5.87%           6.36%           5.27%

Operating Income from all operations (000's)                              28,814          29,212          25,292          26,186
                    Operating Income from all operations as a
                                   percent of Total Net Sales               8.30%           8.49%           7.67%           7.79%
                                                                      ----------      ----------      ----------      ----------

                                                                                           Quarters Ended
                                                                      ----------------------------------------------------------
                                                                       09/26/98        06/27/98        03/28/98       12/27/97
                                                                      ----------      ----------     -----------     -----------

                                United States

Chicken Operations:
U.S. Chicken Sales (000's)                                            $  243,772      $  228,719      $  218,268      $  218,634
                           U.S. Chicken Sales divided by U.S.
                                  Chicken Net Pounds Produced         $   0.7828      $   0.7196      $   0.6908      $   0.6816

U.S. Chicken Net Pounds Produced (000's)                                 311,428         317,849         315,948         320,773

Other Operations:
Other Sales (000's)                                                       34,391          32,656          36,074          40,942

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)                                 278,163         261,375         254,342         259,576

U.S. Chicken & Other Operating Income (000's)                             22,266           8,434           3,104           2,473
        U.S. Chicken & Other Operating Income as a percent of
                                   U.S. Chicken & Other Sales               8.00%           3.23%           1.22%           0.95%
                                                                      ----------      ----------      ----------      ----------

                                   Mexico

Chicken Operations:
Mexico Chicken Sales (000's)(c)                                           55,508          59,945          63,333          78,311
                       Mexico Chicken Sales divided by Mexico
                                  Chicken Net Pounds Produced         $   0.6025      $   0.6491      $   0.6253      $   0.6803

Mexico Other Operations:
Mexico Other Sales (000's) (c)                                             7,040           7,180           6,771           7,823

Mexico Chicken Operating Income (000's)                                    9,178          10,608           8,294          12,898
                         Mexico Operating Income as a percent
                                      of Mexico Chicken Sales              14.67%          15.80%          11.83%          16.47%


Mexico Net Pounds Produced (000's)                                        92,135          92,350         101,276         115,118
                                                                      ----------      ----------      ----------      ----------

                                   Turkey

U.S. Turkey Sales (000's)                                                     --              --              --              --
                            U.S. Turkey Sales divided by U.S.
                                   Turkey Net Pounds Produced                 --              --              --              --

U.S. Turkey Operating Income (000's)                                          --              --              --              --
                            U.S. Turkey Operating Income as a
                                 percent of U.S. Turkey Sales                 --              --              --              --


U.S. Turkey Net Pounds Produced (000's)                                       --              --              --              --
                                                                      ----------      ----------      ----------      ----------

U.S. Summary

U.S. Sales (000's)                                                       278,163         261,375         254,342         259,576
U.S. Cost of Sales (000's)                                               244,055         241,956         239,915         246,985
U.S. Gross Margin (000's)                                                 34,108          19,419          14,427          12,591
                                       U.S. Gross Margin as a
                                        percent of U.S. Sales              12.26%           7.43%           5.67%           4.85%

U.S. Selling, General and Administrative Expenses (000's)                 11,842          10,985          11,323          10,118
                     U.S. Selling, General and Administrative
                          Expenses as a percent of U.S. Sales               4.26%           4.20%           4.45%           3.90%

U.S. Operating Income (000's)                                             22,266           8,434           3,104           2,473
                                   U.S. Operating Income as a
                                        percent of U.S. Sales               8.00%           3.23%           1.22%           0.95%
                                                                      ----------      ----------      ----------      ----------

                           Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)                                 299,280         288,664         281,601         289,122
      Chicken Sales from all divisions divided by Chicken Net
                           Pounds Produced from all Divisions         $   0.7416      $   0.7037      $   0.6749      $   0.6633

Chicken Net Pounds Produced from all Divisions (000's)                   403,563         410,199         417,224         435,891

Other Operations:
Other Sales (000's)(c)                                                    41,431          39,836          42,845          48,765

Totals All Operations:
Total Net Sales (000's)                                                  340,711         328,500         324,446         337,887
Total Cost of Sales (000's)                                              293,586         295,764         297,585         308,507
Gross Margin from all operations (000's)                                  47,125          32,736          26,861          29,380
                        Gross Margin from all operations as a
                                   percent of Total Net Sales              13.83%           9.97%           8.28%           8.70%

Total Selling, General and Administrative Expenses (000's)                15,681          13,694          15,463          14,009
      Total Selling, General and Administrative Expenses as a
                                   percent of Total Net Sales               4.60%           4.17%           4.77%           4.15%

Operating Income from all operations (000's)                              31,444          19,042          11,398          15,371
                    Operating Income from all operations as a
                                   percent of Total Net Sales               9.23%           5.80%           3.51%           4.55%
                                                                      ----------      ----------      ----------      ----------

                                                                                           Quarters Ended
                                                                      ----------------------------------------------------------
                                                                       09/27/97        6/28/97        03/29/97        12/28/96
                                                                      ----------      ----------     -----------     -----------

                                United States

Chicken Operations:
U.S. Chicken Sales (000's)                                            $  233,779      $  227,111      $  204,128      $  193,147
                           U.S. Chicken Sales divided by U.S.
                                  Chicken Net Pounds Produced         $   0.7017      $   0.6926      $   0.7090      $   0.7163

U.S. Chicken Net Pounds Produced (000's)                                 333,184         327,928         287,915         269,655

Other Operations:
Other Sales (000's)                                                       34,382          33,619          38,095          38,391

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)                                 268,161         260,730         242,223         231,538

U.S. Chicken & Other Operating Income (000's)                             10,300           4,622           4,031          10,369
        U.S. Chicken & Other Operating Income as a percent of
                                   U.S. Chicken & Other Sales               3.84%           1.77%           1.66%           4.48%
                                                                      ----------      ----------      ----------      ----------

                                   Mexico

Chicken Operations:
Mexico Chicken Sales (000's)(c)                                           73,113          74,438          61,178          66,268
                       Mexico Chicken Sales divided by Mexico
                                  Chicken Net Pounds Produced         $   0.6612      $   0.6916      $   0.5959      $   0.6538

Mexico Other Operations:
Mexico Other Sales (000's) (c)

Mexico Chicken Operating Income (000's)                                   14,993           8,005           5,630           5,945
                         Mexico Operating Income as a percent
                                      of Mexico Chicken Sales              20.51%          10.75%           9.20%           8.97%


Mexico Net Pounds Produced (000's)                                       110,570         107,635         102,663         101,357
                                                                      ----------      ----------      ----------      ----------

                                   Turkey

U.S. Turkey Sales (000's)                                                     --              --              --              --
                            U.S. Turkey Sales divided by U.S.
                                   Turkey Net Pounds Produced                 --              --              --              --

U.S. Turkey Operating Income (000's)                                          --              --              --              --
                            U.S. Turkey Operating Income as a
                                 percent of U.S. Turkey Sales                 --              --              --              --


U.S. Turkey Net Pounds Produced (000's)                                       --              --              --              --
                                                                      ----------      ----------      ----------      ----------

U.S. Summary

U.S. Sales (000's)                                                       268,161         260,730         242,223         231,538
U.S. Cost of Sales (000's)                                               253,014         244,820         227,462         210,213
U.S. Gross Margin (000's)                                                 15,147          15,910          14,761          21,325
                                       U.S. Gross Margin as a
                                        percent of U.S. Sales               5.65%           6.10%           6.09%           9.21%

U.S. Selling, General and Administrative Expenses (000's)                  4,847          11,288          10,730          10,956
                     U.S. Selling, General and Administrative
                          Expenses as a percent of U.S. Sales               1.81%           4.33%           4.43%           4.73%

U.S. Operating Income (000's)                                             10,300           4,622           4,031          10,369
                                   U.S. Operating Income as a
                                        percent of U.S. Sales               3.84%           1.77%           1.66%           4.48%
                                                                      ----------      ----------      ----------      ----------

                           Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)                                 306,892         301,549         265,306         259,415
      Chicken Sales from all divisions divided by Chicken Net
                           Pounds Produced from all Divisions         $   0.6916      $   0.6923      $   0.6793      $   0.6992

Chicken Net Pounds Produced from all Divisions (000's)                   443,754         435,563         390,578         371,012

Other Operations:
Other Sales (000's)(c)                                                    34,382          33,619          38,095          38,391

Totals All Operations:
Total Net Sales (000's)                                                  341,274         335,168         303,401         297,806
Total Cost of Sales (000's)                                              307,414         307,883         280,316         267,539
Gross Margin from all operations (000's)                                  33,860          27,285          23,085          30,267
                        Gross Margin from all operations as a
                                   percent of Total Net Sales               9.92%           8.14%           7.61%          10.16%

Total Selling, General and Administrative Expenses (000's)                 8,567          14,658          13,425          13,953
      Total Selling, General and Administrative Expenses as a
                                   percent of Total Net Sales               2.51%           4.37%           4.42%           4.69%

Operating Income from all operations (000's)                              25,293          12,627           9,660          16,314
                    Operating Income from all operations as a
                                   percent of Total Net Sales               7.41%           3.77%           3.18%           5.48%
                                                                      ----------      ----------      ----------      ----------

----------

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)      14 week Quarter.

(c) Certain items previously classified under Mexico have been reclassified under sale of other products-Mexico.

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.





                                                                               FISCAL QUARTERS ENDED
                                                               --------------------------------------------------------
                                                               SEPTEMBER 28,  JUNE 29,    MAR 30,   DEC 29,    SEPT 29,
                                                                   2002         2002       2002       2001       2001
                                                               ------------   --------   --------   --------   --------
                                                                                           (IN THOUSANDS)
CHICKEN SALES:
      UNITED STATES
          Prepared Foods: (b)
                 Foodservice                                   $    170,700   $171,568   $161,171   $156,417   $166,891
                 Retail                                        $     41,357   $ 44,438   $ 37,691   $ 34,813   $ 32,204
                                                               ------------   --------   --------   --------   --------
                               Total Prepared Foods            $    212,057   $216,006   $198,862   $191,230   $199,095
                                                               ------------   --------   --------   --------   --------

          Fresh Chicken:
                 Foodservice                                   $    109,058   $115,080   $107,795   $116,444   $121,700
                 Retail                                        $     68,505   $ 68,619   $ 63,113   $ 58,187   $ 65,925
                                                               ------------   --------   --------   --------   --------
                                Total Fresh Chicken            $    177,563   $183,699   $170,907   $174,632   $187,625
                                                               ------------   --------   --------   --------   --------
          Export and Other
                 Prepared Foods                                $      7,905   $  7,839   $  7,360   $  7,423   $  6,290
                 Chicken-Other                                 $     19,861   $ 19,782   $ 21,479   $ 32,453   $ 34,179
                                                               ------------   --------   --------   --------   --------
                              Total Export and Other(b)        $     27,767   $ 27,621   $ 28,839   $ 39,877   $ 40,469
                                                               ------------   --------   --------   --------   --------
                                 Total U.S. Chicken            $    417,387   $427,325   $398,609   $405,738   $427,189
                                                               ------------   --------   --------   --------   --------

          Mexico:(c)                                           $     81,383   $ 80,308   $ 75,674   $ 86,528   $ 76,061
                                TOTAL CHICKEN SALES            $    498,770   $507,632   $474,282   $492,266   $503,250
                                                               ------------   --------   --------   --------   --------

                               TOTAL PREPARED FOODS                 207,452    223,845    206,222   $198,653   $205,433

TURKEY SALES:
          Prepared Foods: (d)
                 Foodservice                                   $     29,729   $ 29,732   $ 34,082   $ 41,109   $ 30,915
                 Retail                                        $     14,284   $ 14,723   $ 11,803   $ 13,829   $ 18,235
                                                               ------------   --------   --------   --------   --------
                               Total Prepared Foods            $     44,013   $ 44,455   $ 45,884   $ 54,938   $ 49,150
                                                               ------------   --------   --------   --------   --------

          Fresh Turkey:
                 Foodservice                                   $      9,797   $  5,561   $  7,970   $ 12,792   $  6,911
                 Retail                                        $     25,402   $ 23,585   $ 15,498   $ 43,097   $ 27,898
                                                               ------------   --------   --------   --------   --------
                                 Total Fresh Turkey            $     35,199   $ 29,146   $ 23,468   $ 55,888   $ 34,809
                                                               ------------   --------   --------   --------   --------
          Export and Other
                 Prepared Foods                                $        711   $    473   $    564   $  1,110   $    851
                 Turkey-Other                                  $      2,910   $  2,582   $  2,310   $  4,468   $  3,805
                                                               ------------   --------   --------   --------   --------
                              Total Export and Other(d)        $      3,621   $  3,055   $  2,874   $  5,578   $  4,656

                                                               ------------   --------   --------   --------   --------
                                 TOTAL TURKEY SALES            $     82,833   $ 76,656   $ 72,226   $116,404   $ 88,615
                                                               ------------   --------   --------   --------   --------

                               TOTAL PREPARED FOODS            $     44,724   $ 44,928   $ 46,448   $ 56,048   $ 50,001

          Sale of Other Products
                              U.S.                             $     52,846   $ 48,330   $ 49,543   $ 42,972   $ 45,843
                              Mexico(d)                        $      5,371   $  4,498   $  4,702   $  4,388   $  3,541
                                                               ------------   --------   --------   --------   --------
                                Total Other Products           $     58,217   $ 52,828   $ 54,245   $ 47,360   $ 49,384
                                                               ------------   --------   --------   --------   --------
TOTAL NET SALES                                                $    639,819   $637,116   $600,753   $656,030   $641,249
                                                               ============   ========   ========   ========   ========
                                                                                  FISCAL QUARTERS ENDED
                                                               ---------------------------------------------------------------
                                                               MAR 31,     DEC 30,   SEPT 30,   JULY 1,    APRIL 1,    JAN 1,
                                                               2001 (a)     2000       2000       2000       2000       2000
                                                               --------   --------   --------   --------   --------   --------
                                                                                      (IN THOUSANDS)
CHICKEN SALES:
      UNITED STATES
          Prepared Foods: (b)
                 Foodservice                                   $160,349   $147,975   $145,294   $165,577   $139,859   $138,665
                 Retail                                        $ 26,029   $ 14,618   $ 16,661   $  8,874   $ 10,698   $ 11,422
                                                               --------   --------   --------   --------   --------   --------
                               Total Prepared Foods            $186,378   $162,593   $161,955   $174,451   $150,557   $150,087
                                                               --------   --------   --------   --------   --------   --------

          Fresh Chicken:
                 Foodservice                                   $ 62,047   $ 38,464   $ 46,205   $ 54,691   $ 51,951   $ 49,345
                 Retail                                        $ 78,608   $ 36,187   $ 37,673   $ 39,758   $ 37,021   $ 34,525
                                                               --------   --------   --------   --------   --------   --------
                                Total Fresh Chicken            $140,655   $ 74,651   $ 83,878   $ 94,449   $ 88,972   $ 83,870
                                                               --------   --------   --------   --------   --------   --------
          Export and Other
                 Prepared Foods                                $  4,793   $  1,379   $  1,466   $  1,378   $  1,050   $    701
                 Chicken-Other                                 $ 24,514   $ 27,203   $ 16,250   $ 12,695   $ 13,108   $ 15,519
                                                               --------   --------   --------   --------   --------   --------
                              Total Export and Other(b)        $ 29,307   $ 28,582   $ 17,716   $ 14,073   $ 14,158   $ 16,221
                                                               --------   --------   --------   --------   --------   --------
                                 Total U.S. Chicken            $356,340   $265,826   $263,549   $282,973   $253,687   $250,178
                                                               --------   --------   --------   --------   --------   --------

          Mexico:(c)                                           $ 70,457   $ 72,863   $ 73,322   $ 75,818   $ 71,925   $ 65,074
                                TOTAL CHICKEN SALES            $426,797   $338,690   $336,871   $358,791   $325,612   $315,252
                                                               --------   --------   --------   --------   --------   --------

                               TOTAL PREPARED FOODS            $191,231   $164,000   $163,439   $175,853   $151,630   $150,827

TURKEY SALES:
          Prepared Foods: (d)
                 Foodservice                                   $ 18,561         --         --         --         --         --
                 Retail                                        $ 14,477         --         --         --         --         --
                                                               --------   --------   --------   --------   --------   --------
                               Total Prepared Foods            $ 33,038         --         --         --         --         --
                                                               --------   --------   --------   --------   --------   --------

          Fresh Turkey:
                 Foodservice                                   $  5,567         --         --         --         --         --
                 Retail                                        $ 20,802         --         --         --         --         --
                                                               --------   --------   --------   --------   --------   --------
                                 Total Fresh Turkey            $ 26,369         --         --         --         --         --
                                                               --------   --------   --------   --------   --------   --------
          Export and Other
                 Prepared Foods                                $    641         --         --         --         --         --
                 Turkey-Other                                  $  2,792         --         --         --         --         --
                                                               --------   --------   --------   --------   --------   --------
                              Total Export and Other(d)        $  3,433         --         --         --         --         --

                                                               --------   --------   --------   --------   --------   --------
                                 TOTAL TURKEY SALES            $ 62,840         --         --         --         --         --
                                                               --------   --------   --------   --------   --------   --------

                               TOTAL PREPARED FOODS            $ 33,679         --         --

          Sale of Other Products
                              U.S.                             $ 46,569   $ 41,725   $ 36,706   $ 27,940   $ 42,843   $ 34,201
                              Mexico(d)                        $  5,387   $  5,617   $  5,799   $  5,248   $  4,805   $  5,372
                                                               --------   --------   --------   --------   --------   --------
                                Total Other Products           $ 51,956   $ 47,342   $ 42,505   $ 33,188   $ 47,648   $ 39,573
                                                               --------   --------   --------   --------   --------   --------
TOTAL NET SALES                                                $541,593   $386,032   $379,375   $391,979   $373,260   $354,825
                                                               ========   ========   ========   ========   ========   ========

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Certain items previously classified under U.S. prepared foods and U.S. fresh chicken were reclassified into the U.S. export and other and other categories. Amounts reclassified by quarter were: September 28, 2002 - $5.0 Million, June 29, 2002 - $5.1 Million, Mar. 30, 2002 -
         $4.4 Million, Dec. 29, 2001 - $4.1 Million, Sept. 29, 2001 - $6.3
         Million, June 30, 2001 - $6.5 Million, Mar. 31, 2001 - $4.9 Million, Dec. 30, 2000 - $1.4 Million, Sept. 30, 2000 - $1.5 Million, July 1,
         2000 - $1.4 Million, April 1, 2000 - $1.1 Million, Jan. 1, 2000 - $0.7
         Million

(c) Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.

(d) Certain items previously classified under U.S. prepared foods and U.S. fresh turkey were reclassified into the U.S. export and other categories. Amounts reclassified by quarter were: September 28, 2002 - $.6 Million, June 29, 2002 - $.4 Million, Mar. 30, 2002 - $.4 Million,
         Dec. 29, 2001 - $.7 Million

                                                                           FISCAL QUARTERS ENDED
                                                      ------------------------------------------------------------
                                                      SEPTEMBER 28,   JUNE 29,     MAR 30,     DEC 29,    SEPT 29,
                                                          2002          2002        2002        2001        2001
                                                      ------------    --------    --------    --------    --------
                                                                               (IN THOUSANDS)
CHICKEN SALES:
      U.S. CHICKEN SALES:
          Prepared Foods:(b)
                 Foodservice                                  40.9%       40.1%       40.4%       38.6%       39.1%
                 Retail                                        9.9%       10.4%        9.5%        8.6%        7.5%
                                                      ------------    --------    --------    --------    --------
                               Total Prepared Foods           50.8%       50.5%       49.9%       47.1%       46.6%
                                                      ------------    --------    --------    --------    --------

          Fresh Chicken:
                   Foodservice                                26.1%       26.9%       27.0%       28.7%       28.5%
                   Retail                                     16.4%       16.1%       15.8%       14.3%       15.4%
                                                      ------------    --------    --------    --------    --------
                                Total Fresh Chicken           42.5%       43.0%       42.9%       43.0%       43.9%
          Export and Other
                 Prepared Foods                                1.9%        1.8%        1.8%        1.8%        1.5%
                 Chicken-Other                                 4.8%        4.6%        5.4%        8.0%        8.0%
                                                      ------------    --------    --------    --------    --------
          Export and Other (b)                                 6.7%        6.5%        7.2%        9.8%        9.5%
                                 TOTAL U.S. CHICKEN          100.0%      100.0%      100.0%      100.0%      100.0%
                                                      ============    ========    ========    ========    ========



TURKEY SALES:
      U.S. Turkey Sales:
          Prepared Foods: (c)
                 Foodservice                                  35.9%       38.8%       47.2%       35.3%       34.9%
                 Retail                                       17.2%       19.2%       16.3%       11.9%       20.6%
                                                      ------------    --------    --------    --------    --------
                               Total Prepared Foods           53.1%       58.0%       63.5%       47.2%       55.5%
                                                      ------------    --------    --------    --------    --------

          Fresh Turkey:
                 Foodservice                                  11.8%        7.3%       11.0%       11.0%        7.8%
                 Retail                                       30.7%       30.8%       21.5%       37.0%       31.5%
                                                      ------------    --------    --------    --------    --------
                                 Total Fresh Turkey           42.5%       38.0%       32.5%       48.0%       39.3%
          Export and Other
                 Prepared Foods                                0.9%        0.6%        0.8%        1.0%        1.0%
                 Turkey-Other                                  3.5%        3.4%        3.2%        3.8%        4.3%
                                                      ------------    --------    --------    --------    --------
          Export and Other (c)                                 4.4%        4.0%        4.0%        4.8%        5.3%
                                  TOTAL U.S. TURKEY          100.0%      100.0%      100.0%      100.0%      100.0%
                                                      ============    ========    ========    ========    ========
                                                                                    FISCAL QUARTERS ENDED
                                                      ----------------------------------------------------------------------------
                                                      JUNE 30,    MAR 31,    DEC 30,    SEPT 30,   JULY 1,     APRIL 1,   JAN 1,
                                                        2001      2001 (a)     2000       2000       2000        2000       2000
                                                      --------    --------   --------   --------   --------    --------   --------
                                                                                     (IN THOUSANDS)
CHICKEN SALES:
      U.S. CHICKEN SALES:
          Prepared Foods:(b)
                 Foodservice                              37.1%       45.0%      55.7%      55.1%      58.5%       55.1%      55.4%
                 Retail                                    7.2%        7.3%       5.5%       6.3%       3.1%        4.2%       4.6%
                                                      --------    --------   --------   --------   --------    --------   --------
                               Total Prepared Foods       44.3%       52.3%      61.2%      61.5%      61.6%       59.3%      60.0%
                                                      --------    --------   --------   --------   --------    --------   --------

          Fresh Chicken:
                   Foodservice                            39.1%       17.4%      14.5%      17.5%      19.3%       20.5%      19.7%
                   Retail                                 10.4%       22.1%      13.6%      14.3%      14.1%       14.6%      13.8%
                                                      --------    --------   --------   --------   --------    --------   --------
                                Total Fresh Chicken       49.5%       39.5%      28.1%      31.8%      33.4%       35.1%      33.5%
          Export and Other
                 Prepared Foods                            1.5%        1.3%       0.5%       0.6%       0.5%        0.4%       0.3%
                 Chicken-Other                             4.7%        6.9%      10.2%       6.2%       4.5%        5.2%       6.2%
                                                      --------    --------   --------   --------   --------    --------   --------
          Export and Other (b)                             6.2%        8.2%      10.8%       6.7%       5.0%        5.6%       6.5%
                                 TOTAL U.S. CHICKEN      100.0%      100.0%     100.0%     100.0%     100.0%      100.0%     100.0%
                                                      ========    ========   ========   ========   ========    ========   ========



TURKEY SALES:
      U.S. Turkey Sales:
          Prepared Foods: (c)
                 Foodservice                              44.1%       29.5%        --         --         --          --         --
                 Retail                                   18.3%       23.0%        --         --         --          --         --
                                                      --------    --------   --------   --------   --------    --------   --------
                               Total Prepared Foods       62.4%       52.6%        --         --         --          --         --
                                                      --------    --------   --------   --------   --------    --------   --------

          Fresh Turkey:
                 Foodservice                               7.0%        8.9%        --         --         --          --         --
                 Retail                                   26.3%       33.1%        --         --         --          --         --
                                                      --------    --------   --------   --------   --------    --------   --------
                                 Total Fresh Turkey       33.3%       42.0%        --         --         --          --         --
          Export and Other
                 Prepared Foods                            1.1%        1.0%        --         --         --          --         --
                 Turkey-Other                              3.3%        4.4%        --         --         --          --         --
                                                      --------    --------   --------   --------   --------    --------   --------
          Export and Other (c)                             4.3%        5.5%        --         --         --          --         --
                                  TOTAL U.S. TURKEY      100.0%      100.0%        --         --         --          --         --
                                                      ========    ========   ========   ========   ========    ========   ========

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Certain items previously classified under U.S. prepared foods and U.S. fresh chicken were reclassified into the U.S. export and other and other categories. Amounts reclassified by quarter were: September 28, 2002 - $5.0 Million, June 29, 2002 - $5.1 Million, Mar. 30, 2002 - $4.4
         Million, Dec. 29, 2001 - $4.1 Million, Sept. 29, 2001 - $6.3 Million,
         June 30, 2001 - $6.5 Million, Mar. 31, 2001 - $4.9 Million, Dec. 30,
         2000 - $1.4 Million, Sept. 30, 2000 - $1.5 Million, July 1, 2000 - $1.4
         Million, April 1, 2000 - $1.1 Million, Jan. 1, 2000 $0.7 Million

(c) Certain items previously classified under U.S. prepared foods and U.S. fresh turkey were reclassified into the U.S. export and other categories. Amounts reclassified by quarter were: September 28, 2002 - $.6 Million, June 29, 2002 - $.4 Million, Mar. 30, 2002 - $.4 Million,
         Dec. 29, 2001 - $.7 Million

PILGRIM'S PRIDE CORPORATION
SALES SEGMENTS
FOR FISCAL YEARS ENDED:


Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and
(2) a producer of turkey products.

Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two separate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

                                                                                Fiscal Years ended
                                           ------------    ------------------------------------------------------------------------
                                            9/28/2002      9/29/2001(a)    9/30/2000     10/2/1999(b)    9/26/1998      9/27/1997
                                           ------------    ------------   ------------   ------------   ------------   ------------
                                                                                 (In thousands)

NET SALES TO CUSTOMERS:
Chicken and Other Products:
       United States                       $  1,842,749    $  1,652,199   $  1,192,077   $  1,102,903   $  1,053,458   $  1,002,652
       Mexico                                   342,851         323,678        307,362        254,500        278,087        274,997
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Sub-total                       2,185,600       1,975,877      1,499,439      1,357,403      1,331,545      1,277,649
       Turkey                                   348,118         238,835             --             --             --             --
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Total                        $  2,533,718    $  2,214,712   $  1,499,439   $  1,357,403   $  1,331,545   $  1,277,649
                                           ============    ============   ============   ============   ============   ============

OPERATING INCOME:
Chicken and Other Products:
       United States                       $     31,913    $     78,096   $     45,928   $     88,177   $     36,279   $     29,321
       Mexico                                    17,070          12,157         34,560         21,327         40,977         34,573
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Sub-total                          48,983          90,253         80,488        109,504         77,256         63,894
       Turkey                                   (19,823)          4,289             --             --             --             --
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Total                        $     29,160    $     94,542   $     80,488   $    109,504   $     77,256   $     63,894
                                           ============    ============   ============   ============   ============   ============

DEPRECIATION AND AMORTIZATION: (c)
Chicken and Other Products:
       United States                       $     47,527    $     38,155   $     24,444   $     23,185   $     22,634   $     20,012
       Mexico                                    13,526          11,962         11,583         11,351          9,956          9,784
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Sub-total                          61,053          50,117         36,027         34,536         32,590         29,796
       Turkey                                     9,919           5,273             --             --             --             --
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Total                        $     70,972    $     55,390   $     36,027   $     34,536   $     32,590   $     29,796
                                           ============    ============   ============   ============   ============   ============

TOTAL ASSETS:
Chicken and Other Products:
       United States                       $    769,094    $    764,073   $    496,173   $    473,932   $    424,591   $    404,213
       Mexico                                   241,808         247,681        209,247        181,830        176,848        174,911
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Sub-total                       1,010,902       1,011,754        705,420        655,762        601,439        579,124
       Turkey                                   210,516         203,941             --             --             --             --
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Total                        $  1,221,418    $  1,215,695   $    705,420   $    655,762   $    601,439   $    579,124
                                           ============    ============   ============   ============   ============   ============

CAPITAL EXPENDITURES:
Chicken and Other Products:
       United States                       $     65,775    $     80,173   $     69,712   $     53,856   $     39,193   $     42,963
       Mexico                                     7,934          29,425         22,417         15,792         17,325         11,041
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Sub-total                          73,709         109,598         92,129         69,648         56,518         54,004
       Turkey                                     6,679           3,034             --             --             --             --
                                           ------------    ------------   ------------   ------------   ------------   ------------
              Total                        $     80,388    $    112,632   $     92,129   $     69,648   $     56,518   $     54,004
                                           ============    ============   ============   ============   ============   ============

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Fiscal year 1999 had 53 weeks.

(c) Includes amortization of capitalized
financing costs approximately              $      1,417    $        912   $      1,159   $      1,149   $      1,004   $        942

PILGRIM'S PRIDE CORPORATION
SELECTED FINANCIAL DATA
FOR QUARTERS ENDED:


Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

                                                                                QUARTERS ENDED
                                          -----------------------------------------------------------------------------------------
(in thousands except per share data)       09/28/02        06/29/02        03/30/02       12/29/01        09/29/01       06/30/01
                                          -----------     -----------    -----------     -----------     -----------    -----------
INCOME STATEMENT DATA:
Net sales                                 $   639,819     $   637,116    $   600,753     $   656,030     $   641,251    $   645,836
Gross margin                                   31,670          47,000         28,631          57,865          61,943         75,625
Operating income (loss)                        (3,100)         14,045         (4,371)         23,330          31,117         45,486
Income (loss) before income taxes and
  extraordinary charge                         (8,543)          6,525        (11,055)         15,679          22,017         34,323
Interest expense, net                           7,137           9,031          7,261           8,573           9,536         10,014
Income tax expense (benefit)                   (4,973)          3,259        (13,399)          2,688           8,188          9,056
Income (loss) before extraordinary
  charge                                       (3,174)          3,266          1,252          12,991          13,829         25,267
Extraordinary charge - net of tax                  --              --             --              --             894             --
Net income (loss)                         $    (3,174)    $     3,266    $     1,252     $    12,991          12,935    $    25,267

PER COMMON SHARE DATA: (c)
Income (loss) before extraordinary
  charge                                  $     (0.08)    $      0.08    $      0.03     $      0.32     $      0.34    $      0.61
Extraordinary charge - early repayment
  of debt                                          --              --             --     $        --     $     (0.02)   $        --
Net Income (loss)                         $     (0.08)    $      0.08    $      0.03     $      0.32     $      0.32    $      0.61
Cash dividends                            $     0.015     $     0.015    $     0.015     $     0.015     $     0.015    $     0.015
Book value                                $      9.57     $      9.68    $      9.57     $      9.53     $      9.27    $      8.96

BALANCE SHEET SUMMARY:
Working capital                           $   179,171     $   157,980    $   149,869     $   143,360     $   203,350    $   177,194
Total assets                              $ 1,221,418     $ 1,218,365    $ 1,195,552     $ 1,153,438     $ 1,215,695    $ 1,204,820
Notes payable and current maturities
  of long-term debt                       $     4,665     $    63,210    $    60,126     $     5,177     $     5,099    $    59,022
Long-term debt, less current maturities   $   448,979     $   418,064    $   410,628     $   396,975     $   467,242    $   444,125
Total stockholders' equity                $   393,470     $   397,910    $   393,641     $   391,644     $   380,932    $   368,479

CASH FLOW SUMMARY:
Operating cash flow                       $    60,789     $    15,704    $   (58,711)    $    81,773     $    70,581    $    48,738
Depreciation & amortization (d)           $    18,114     $    17,813    $    17,647     $    17,399     $    15,962    $    18,608
Capital expenditures                      $    23,958     $    24,199    $    14,898     $    17,333     $    (7,615)   $    59,847
Business acquisitions                     $        --     $        --    $        --     $        --     $        --    $        --
Financing activities, net                 $   (28,240)    $     9,900    $    68,015     $    (6,518)    $   (31,646)   $   (21,804)

CASHFLOW RATIOS:
EBITDA (e)                                $    16,340     $    33,012    $    13,507     $    41,305     $    46,410    $    62,664
EBITDA (last four qtrs.)                  $   104,164     $   134,234    $   163,887     $   157,231     $   147,599    $   126,096
EBITDA (last four qtrs.)/interest
  expense, net (last four qtrs.)                 3.25            3.90           4.63            4.47            4.80           4.95
Senior secured debt/EBITDA (last four
  qtrs.)                                         2.44            2.10           1.65            1.29            1.85           2.67
Total debt/EBITDA (last four qtrs.)              4.36            3.59           2.87            2.56            3.20           3.99

KEY INDICATORS (AS A PERCENTAGE OF NET
  SALES):
Gross margin                                      4.9%            7.4%           4.8%            8.8%            9.7%          11.7%
Selling, general and administrative
  expenses                                        5.4%            5.2%           5.5%            5.3%            4.8%           4.7%
Operating income (loss)                          -0.5%            2.2%          -0.7%            3.6%            4.9%           7.0%
Interest expense, net                             1.1%            1.4%           1.2%            1.3%            1.5%           1.6%
Net income (loss)                                -0.5%            0.5%           0.2%            2.0%            2.0%           3.9%


(a) The Company acquired WLR Foods on
    January 27, 2001 for $239.5 million
    and the assumption of $45.5 million
    of indebtedness. The acquisition has
    been accounted for as a purchase,
    and the results of operations for
    this acquisition have been included
    in our consolidated results of
    operations since the acquisition date.

(b) Fiscal quarter ended January 1, 1999 had 14 weeks.

(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999.
    See Note F of the Consolidated
    Financial Statements of the Company
    included in our Annual Report on
    Form 10-K filed in year 2001.

(d) Includes amortization of capitalized
    financing costs of approximately              369             357            346     $       346     $       137    $       281

(e) "EBITDA" is defined as the sum of
    net income (loss) before extraordinary
    charges, interest, taxes, depreciation
    and amortization. EBITDA is presented
    because we believe it is frequently
    used by securities analysts, investors
    and other interested parties in the
    evaluation of companies. EBITDA is
    not a measurement of financial
    performance under generally accepted
    accounting principles and should not
    be considered as an alternative to
    cash flow from operating activities
    or as a measure of liquidity or an
    alternative to net income as
    indicators of our operating performance
    or any other measures of performance
    derived in accordance with generally
    accepted accounting principles.


                                                                                QUARTERS ENDED
                                            --------------------------------------------------------------------------------------
(in thousands except per share data)        03/31/01(a)     12/30/00    09/30/00        07/01/00         04/01/00        01/01/00
                                            -----------   -----------  -----------     -----------     -----------     -----------
INCOME STATEMENT DATA:
Net sales                                   $   541,593   $   386,032  $   379,375     $   391,979     $   373,260     $   354,825
Gross margin                                     29,216        47,166       39,657          46,665          34,029          45,477
Operating income (loss)                          (5,272)       23,211       15,635          26,349          13,282          25,222
Income (loss) before income taxes and
  extraordinary charge                          (12,118)       19,072       11,782          20,319           9,178          21,507
Interest expense, net                             7,085         4,140        4,210           4,967           4,699           3,903
Income tax expense (benefit)                     (2,316)        6,335          463           3,175             155           6,649
Income (loss) before extraordinary
  charge                                         (9,802)       12,737       11,319          17,144           9,023          14,858
Extraordinary charge - net of tax                    --            --           --              --              --              --
Net income (loss)                           $    (9,802)  $    12,737  $    11,319     $    17,144     $     9,023     $    14,858

PER COMMON SHARE DATA: (c)
Income (loss) before extraordinary
  charge                                    $     (0.24)  $      0.31  $      0.28     $      0.41     $      0.22     $      0.36
Extraordinary charge - early repayment
  of debt                                   $        --   $        --  $        --     $        --     $        --     $        --
Net Income (loss)                           $     (0.24)  $      0.31  $      0.28     $      0.41     $      0.22     $      0.36
Cash dividends                              $     0.015   $     0.015  $     0.015     $     0.015     $     0.015     $     0.015
Book value                                  $      8.37   $      8.63  $      8.33     $      8.05     $      7.66     $      7.45

BALANCE SHEET SUMMARY:
Working capital                             $   166,456   $   107,508  $   124,531     $   142,915     $   139,465     $   148,659
Total assets                                $ 1,176,261   $   714,340  $   705,420     $   686,450     $   665,158     $   652,970
Notes payable and current maturities
  of long-term debt                         $    63,947   $    14,242  $     4,657     $     4,729     $     5,041     $     4,103
Long-term debt, less current maturities     $   460,346   $   156,546  $   165,037     $   172,686     $   175,350     $   163,230
Total stockholders' equity                  $   344,261   $   354,676  $   342,559     $   332,110     $   316,898     $   308,496

CASH FLOW SUMMARY:
Operating cash flow                         $   (47,486)  $    16,000  $    69,097     $    18,298     $    11,588     $    31,820
Depreciation & amortization (d)             $    12,152   $     8,668  $     9,279     $     9,284     $     8,878     $     8,586
Capital expenditures                        $    27,793   $    32,607  $    35,195     $    21,565     $    20,956     $    14,412
Business acquisitions                       $   239,539   $        --  $        --
Financing activities, net                   $   307,193   $       436  $    (8,628)    $    (4,957)    $   (30,465)    $    21,430

CASHFLOW RATIOS:
EBITDA (e)                                  $     6,851   $    31,673  $    24,907     $    34,232     $    22,445     $    33,772
EBITDA (last four qtrs.)                    $    97,663   $   113,257  $   115,356     $   125,841     $   129,812     $   141,288
EBITDA (last four qtrs.)/interest
  expense, net (last four qtrs.)                   4.79          6.29         6.49            6.95            7.44            8.39
Senior secured debt/EBITDA (last four
  qtrs.)                                           3.25          0.71         0.69            0.69            0.68            0.52
Total debt/EBITDA (last four qtrs.)                5.37          1.51         1.47            1.41            1.39            1.18

KEY INDICATORS (AS A PERCENTAGE OF NET
  SALES):
Gross margin                                        5.4%         12.2%        10.5%           11.9%            9.1%           12.8%
Selling, general and administrative
  expenses                                          6.4%          6.2%         6.3%            5.2%            5.6%            5.7%
Operating income (loss)                            -1.0%          6.0%         4.1%            6.7%            3.6%            7.1%
Interest expense, net                               1.3%          1.1%         1.1%            1.3%            1.3%            1.1%
Net income (loss)                                  -1.8%          3.3%         3.0%            4.4%            2.4%            4.2%


(a) The Company acquired WLR Foods on
    January 27, 2001 for $239.5 million
    and the assumption of $45.5 million
    of indebtedness. The acquisition has
    been accounted for as a purchase,
    and the results of operations for
    this acquisition have been included
    in our consolidated results of
    operations since the acquisition date.

(b) Fiscal quarter ended January 1, 1999 had 14 weeks.

(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999.
    See Note F of the Consolidated
    Financial Statements of the Company
    included in our Annual Report on
    Form 10-K filed in year 2001.

(d) Includes amortization of capitalized
    financing costs of approximately        $       268   $       226  $       227     $       348     $       345     $       239

(e) "EBITDA" is defined as the sum of
    net income (loss) before extraordinary
    charges, interest, taxes, depreciation
    and amortization. EBITDA is presented
    because we believe it is frequently
    used by securities analysts, investors
    and other interested parties in the
    evaluation of companies. EBITDA is
    not a measurement of financial
    performance under generally accepted
    accounting principles and should not
    be considered as an alternative to
    cash flow from operating activities
    or as a measure of liquidity or an
    alternative to net income as
    indicators of our operating performance
    or any other measures of performance
    derived in accordance with generally
    accepted accounting principles.



                                                                                  QUARTERS ENDED
                                             --------------------------------------------------------------------------------------
                                               10/02/99        07/03/99      04/03/99      01/02/99 (b)    09/26/98      06/27/98
(in thousands except per share data)         -----------     -----------   -----------     -----------   -----------    -----------
INCOME STATEMENT DATA:
Net sales                                    $   317,261     $   344,160   $   329,894     $   366,088   $   340,712    $   328,500
Gross margin                                      46,130          49,415        46,262          43,901        47,126         32,736
Operating income (loss)                           28,814          29,212        25,292          26,186        31,444         19,043
Income (loss) before income taxes and
  extraordinary charge                            22,549          25,274        21,624          21,457        26,063         13,970
Interest expense, net                              4,535           4,308         4,090           4,733         4,824          5,195
Income tax expense (benefit)                       6,113           6,957         7,044           5,537         5,773          2,135
Income (loss) before extraordinary
  charge                                          16,436          18,317        14,580          15,920        20,290         11,835
Extraordinary charge - net of tax                     --              --            --              --            --             --
Net income (loss)                                 16,436     $    18,317   $    14,580     $    15,920   $    20,290    $    11,835

PER COMMON SHARE DATA: (c)
Income (loss) before extraordinary
  charge                                     $      0.41     $      0.44   $      0.35     $      0.38   $      0.49    $      0.29
Extraordinary charge - early repayment
  of debt                                    $        --     $        --   $        --     $        --   $        --    $        --
Net Income (loss)                            $      0.41     $      0.44   $      0.35     $      0.38   $      0.49    $      0.29
Cash dividends                               $     0.015     $     0.010   $     0.010     $     0.010   $     0.010    $     0.010
Book value                                   $      7.11     $      6.73   $      6.30     $      5.95   $      5.58    $      5.08

BALANCE SHEET SUMMARY:
Working capital                              $   154,242     $   158,858   $   150,686     $   144,981   $   147,040    $   139,713
Total assets                                 $   655,762     $   657,974   $   626,745     $   607,365   $   601,439    $   578,541
Notes payable and current maturities
  of long-term debt                          $     4,353     $     7,928   $     6,338     $     4,629   $     5,889    $    11,638
Long-term debt, less current maturities      $   183,753     $   195,283   $   197,971     $   185,358   $   199,784    $   216,741
Total stockholders' equity                   $   294,259     $   278,447   $   260,543     $   246,377   $   230,871    $   210,369

CASH FLOW SUMMARY:
Operating cash flow                          $    44,926     $     7,086   $    (8,009)    $    37,449   $    52,784    $    13,487
Depreciation & amortization (d)              $     8,546     $     8,869   $     8,468     $     8,653   $     8,098    $     8,427
Capital expenditures                         $    17,479     $    13,402   $    25,935     $    12,833   $    14,084    $    13,633
Business acquisitions
Financing activities, net                    $   (15,766)    $    (1,548)  $    10,618     $   (12,938)  $   (23,186)   $   (15,570)

CASHFLOW RATIOS:
EBITDA (e)                                   $    35,392     $    38,203   $    33,921     $    34,526   $    38,718    $    27,347
EBITDA (last four qtrs.)                     $   142,043     $   145,368   $   134,513     $   119,673   $   108,268    $   102,211
EBITDA (last four qtrs.)/interest
  expense, net (last four qtrs.)                    8.04            8.10          7.14            6.03          5.37           4.85
Senior secured debt/EBITDA (last four
  qtrs.)                                            0.67            0.76          0.83            0.81          1.04           1.26
Total debt/EBITDA (last four qtrs.)                 1.32            1.40          1.52            1.59          1.90           2.23

KEY INDICATORS (AS A PERCENTAGE OF NET
  SALES):
Gross margin                                        14.5%           14.4%         14.0%           12.0%         13.8%          10.0%
Selling, general and administrative
  expenses                                           5.5%            5.9%          6.4%            4.8%          4.6%           4.2%
Operating income (loss)                              9.1%            8.5%          7.7%            7.2%          9.2%           5.8%
Interest expense, net                                1.4%            1.3%          1.2%            1.3%          1.4%           1.6%
Net income (loss)                                    5.2%            5.3%          4.4%            4.3%          6.0%           3.6%


(a) The Company acquired WLR Foods on
    January 27, 2001 for $239.5 million
    and the assumption of $45.5 million
    of indebtedness. The acquisition has
    been accounted for as a purchase,
    and the results of operations for
    this acquisition have been included
    in our consolidated results of
    operations since the acquisition date.

(b) Fiscal quarter ended January 1, 1999 had 14 weeks.

(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999.
    See Note F of the Consolidated
    Financial Statements of the Company
    included in our Annual Report on
    Form 10-K filed in year 2001.

(d) Includes amortization of capitalized
    financing costs of approximately         $      263      $       263   $       283     $       340   $       179    $       287

(e) "EBITDA" is defined as the sum of
    net income (loss) before extraordinary
    charges, interest, taxes, depreciation
    and amortization. EBITDA is presented
    because we believe it is frequently
    used by securities analysts, investors
    and other interested parties in the
    evaluation of companies. EBITDA is
    not a measurement of financial
    performance under generally accepted
    accounting principles and should not
    be considered as an alternative to
    cash flow from operating activities
    or as a measure of liquidity or an
    alternative to net income as
    indicators of our operating performance
    or any other measures of performance
    derived in accordance with generally
    accepted accounting principles.



                                                                                  QUARTERS ENDED
                                              -------------------------------------------------------------------------------------
(in thousands except per share data)            03/28/98        12/27/97      09/27/97      6/28/97       03/29/97        12/28/96
                                              -----------     -----------   -----------   -----------   -----------     -----------
INCOME STATEMENT DATA:
Net sales                                     $   324,446     $   337,887   $   341,274   $   335,168   $   303,401     $   297,806
Gross margin                                       26,861          29,380        33,860        27,285        23,085          30,267
Operating income (loss)                            11,398          15,371        25,293        12,627         9,660          16,314
Income (loss) before income taxes and
  extraordinary charge                              6,219          10,270        19,142         7,071         4,674          12,937
Interest expense, net                               5,093           5,036         5,770         5,572         5,284           5,449
Income tax expense (benefit)                         (549)           (847)          451          (215)         (280)          2,832
Income (loss) before extraordinary
  charge                                            6,219          11,117        18,691         7,286         4,954          10,105
Extraordinary charge - net of tax                      --              --            --            --            --              --
Net income (loss)                             $     6,768     $    11,117   $    18,691   $     7,286   $     4,954     $    10,105

PER COMMON SHARE DATA: (c)
Income (loss) before extraordinary
  charge                                      $      0.16     $      0.27   $      0.45   $      0.18   $      0.12     $      0.24
Extraordinary charge - early repayment
  of debt                                     $        --     $        --   $        --   $        --   $        --     $        --
Net Income (loss)                             $      0.16     $      0.27   $      0.45   $      0.18   $      0.12     $      0.24
Cash dividends                                $     0.010     $     0.010   $     0.010   $     0.010   $     0.010     $     0.010
Book value                                    $      4.82     $      4.67   $      4.41   $      3.97   $      3.80     $      3.69

BALANCE SHEET SUMMARY:
Working capital                               $   132,518     $   114,948   $   133,542   $    99,829   $    98,526     $   100,925
Total assets                                  $   574,805     $   564,611   $   579,124   $   566,725   $   531,579     $   525,628
Notes payable and current maturities
  of long-term debt                           $    11,589     $     8,708   $    11,596   $    30,884   $    33,645     $    25,564
Long-term debt, less current maturities       $   219,394     $   204,890   $   224,743   $   210,358   $   193,546     $   195,957
Total stockholders' equity                    $   199,573     $   193,220   $   182,516   $   164,239   $   157,366     $   152,826

CASH FLOW SUMMARY:
Operating cash flow                           $   (13,684)    $    32,429   $    24,710   $    15,233   $    (6,983)    $    16,655
Depreciation & amortization (d)               $     8,014     $     8,052   $     8,050   $     7,517   $     7,094     $     7,135
Capital expenditures                          $    10,449     $    15,352   $     9,456   $    28,613   $     7,967     $     4,195
Business acquisitions
Financing activities, net                     $    29,450     $   (23,192)  $    (5,356)  $    13,600   $     5,220     $   (13,116)

CASHFLOW RATIOS:
EBITDA (e)                                    $    19,082     $    23,121   $    32,661   $    19,838   $    16,818     $    25,287
EBITDA (last four qtrs.)                      $    94,702     $    92,438   $    94,604   $    71,163   $    64,373     $    58,750
EBITDA (last four qtrs.)/interest
  expense, net (last four qtrs.)                     4.41            4.27          4.29          3.24          2.93            2.69
Senior secured debt/EBITDA (last four
  qtrs.)                                             1.39            1.24          1.45          2.00          1.99            2.09
Total debt/EBITDA (last four qtrs.)                  2.44            2.31          2.50          3.39          3.53            3.77

KEY INDICATORS (AS A PERCENTAGE OF NET
  SALES):
Gross margin                                         8.3%            8.7%          9.9%          8.1%          7.6%           10.2%
Selling, general and administrative
  expenses                                           4.8%            4.1%          2.5%          4.4%          4.4%            4.7%
Operating income (loss)                              3.5%            4.5%          7.4%          3.8%          3.2%            5.5%
Interest expense, net                                1.6%            1.5%          1.7%          1.7%          1.7%            1.8%
Net income (loss)                                    2.1%            3.3%          5.5%          2.2%          1.6%            3.4%


(a) The Company acquired WLR Foods on
    January 27, 2001 for $239.5 million
    and the assumption of $45.5 million
    of indebtedness. The acquisition has
    been accounted for as a purchase,
    and the results of operations for
    this acquisition have been included
    in our consolidated results of
    operations since the acquisition date.

(b) Fiscal quarter ended January 1, 1999 had 14 weeks.

(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999.
    See Note F of the Consolidated
    Financial Statements of the Company
    included in our Annual Report on
    Form 10-K filed in year 2001.

(d) Includes amortization of capitalized
    financing costs of approximately          $      283      $      255    $      155    $      284    $      248      $      255

(e) "EBITDA" is defined as the sum of
    net income (loss) before extraordinary
    charges, interest, taxes, depreciation
    and amortization. EBITDA is presented
    because we believe it is frequently
    used by securities analysts, investors
    and other interested parties in the
    evaluation of companies. EBITDA is
    not a measurement of financial
    performance under generally accepted
    accounting principles and should not
    be considered as an alternative to
    cash flow from operating activities
    or as a measure of liquidity or an
    alternative to net income as
    indicators of our operating performance
    or any other measures of performance
    derived in accordance with generally
    accepted accounting principles.

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Years ended:

The following table sets forth, for the annual periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

                                                                         FISCAL YEARS ENDED
                                         ----------------------------------------------------------------------------------
                                          SEPT 28,     SEPT 29,   SEPT 30,     OCT 2,     SEPT 28,    SEPT 27,    SEPT 28,
                                           2002        2001(a)      2000       1999(b)     1998         1997        1996
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                           (IN THOUSANDS)

CHICKEN SALES:
United States
    Prepared Foods:(c)
           Foodservice                   $  659,856  $  632,075  $  589,395  $  527,732  $  418,160  $  348,961  $  305,250
           Retail                           158,299     103,202      47,655      28,079      46,335      42,289      43,442
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   Total Prepared Foods     818,155     735,277     637,050     555,811     464,495     391,250     348,692
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Fresh Chicken:
           Foodservice                      448,376     387,624     202,192     205,968     220,804     259,349     225,252
           Retail                           258,424     224,693     148,977     163,387     162,283     153,554     141,876
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   Total Fresh Chicken      706,800     612,317     351,169     369,355     383,087     412,903     367,128
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Export and Other
      Prepared Foods                         30,528      18,912       4,595       1,030       2,301
      Chicken-Other                          93,575     105,834      57,573      37,300      64,469
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
           Total Export and Other (c)       124,103     124,746      62,168      38,330      66,770      56,784      60,739
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   Total U.S. Chicken     1,649,058   1,472,340   1,050,387     963,496     914,352     860,937     776,559
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

Mexico:(d)                                  323,892     303,470     286,139     233,531     249,273     274,997     228,129
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   TOTAL CHICKEN SALES    1,972,950   1,775,810   1,336,526   1,197,027   1,163,625   1,135,934   1,004,688
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

                   TOTAL PREPARED FOODS     848,683     754,189     641,645     556,841     466,796     391,250     348,692

TURKEY SALES:
Prepared Foods:(e)
           Foodservice                      134,651      88,011          --          --          --          --          --
           Retail                            54,638      48,681          --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   Total Prepared Foods     189,289     136,692          --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Fresh Turkey:
           Foodservice                       36,119      18,618          --          --          --          --          --
           Retail                           107,582      71,647          --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   Total Fresh Turkey       143,701      90,265          --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Export and Other
      Prepared Foods                          2,858       2,434
      Turkey-Other                           12,270       9,443
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
           Total Export and Other (e)        15,128      11,877          --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   TOTAL TURKEY SALES       348,118     238,834          --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

                   TOTAL PREPARED FOODS     192,147     139,126

Sales of Other Products
      U.S.                                  193,691     179,859     141,690     139,407     139,106
      Mexico (d)                             18,959      20,208      21,223      20,969      28,814
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
           Total Sale of Other Products     212,650     200,067     162,913     160,376     167,920     141,715     134,622
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                   TOTAL NET SALES       $2,533,718  $2,214,711  $1,499,439  $1,357,403  $1,331,545  $1,277,649  $1,139,310
                                         ==========  ==========  ==========  ==========  ==========  ==========  ==========

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Fiscal 1999 had 53 weeks.

(c) Certain items previously classified under U.S. prepared foods and U.S. fresh chicken were reclassified into the U.S. export and other and other categories. Amounts reclassified by year were: 2002--$18.6 Million, 2001--$10.8 Million, 2000--$4.7 Million, 1999--$1.1 Million, 1998--$2.3 Million

(d) Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.

(e) In fiscal 2002, $2.1 million of certain items previously classified under U.S. prepared foods and U.S. fresh turkey were reclassified into the U.S. export and other categories.

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Years ended:

The following table sets forth, for the annual periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.






                                         SEPT 28,       SEPT 29,     SEPT 30,       OCT 2,       SEPT 28,    SEPT 27,     SEPT 28,
                                         2002(a)        2001(a)       2000          1999(b)       1998         1997         1996
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
                                                                                (IN THOUSANDS)

U.S. Chicken Sales:
    Prepared Foods:(c)
        Foodservice                          39.9%          42.9%        56.2%          54.7%        45.7%        40.5%        39.3%
        Retail                                9.6%           7.0%         4.5%           2.9%         5.1%         4.9%         5.6%
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
                 Total Prepared Foods        49.5%          49.9%        60.7%          57.6%        50.8%        45.4%        44.9%
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------

Fresh Chicken:
        Foodservice                          27.2%          26.3%        19.2%          21.4%        24.1%        30.1%        29.0%
        Retail                               15.7%          15.3%        14.2%          17.0%        17.7%        17.9%        18.3%
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
                 Total Fresh Chicken         42.9%          41.6%        33.4%          38.4%        41.8%        48.0%        47.3%

Export and Other
      Prepared Foods                          1.9%           1.3%         0.4%           0.1%         0.3%
      Fresh                                   5.7%           7.2%         5.5%           3.9%         7.1%
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
        Total Export and Other(C)             7.6%           8.5%         5.9%           4.0%         7.4%         6.6%         7.8%
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
                 TOTAL U.S. CHICKEN         100.0%         100.0%       100.0%         100.0%       100.0%       100.0%       100.0%
                                       ==========     ==========   ==========     ==========   ==========   ==========   ==========

                 Prepared Foods              51.4%          51.2%        61.1%          57.7%        51.1%        45.4%        44.9%


U.S. Turkey Sales:
    Prepared Foods:(d)
        Foodservice                          38.7%          36.8%          --             --           --           --           --
        Retail                               15.7%          20.4%          --             --           --           --           --
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
                 Total Prepared Foods        54.4%          57.2%          --             --           --           --           --
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------

Fresh Turkey:
        Foodservice                          10.4%           7.8%          --             --           --           --           --
        Retail                               30.9%          30.0%          --             --           --           --           --
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
                 Total Fresh Turkey          41.3%          37.8%          --             --           --           --           --
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
Export and Other
      Prepared Foods                          0.8%           1.0%
      Fresh                                   3.5%           4.0%
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
        Total Export and Other (d)            4.3%           5.0%          --             --           --           --           --
                                       ----------     ----------   ----------     ----------   ----------   ----------   ----------
                 TOTAL U.S. TURKEY          100.0%         100.0%          --             --           --           --           --
                                       ==========     ==========   ==========     ==========   ==========   ==========   ==========

                 Prepared Foods              55.2%          58.2%


(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Fiscal 1999 had 53 weeks.

(c) Certain items previously classified under U.S. prepared foods and U.S. fresh chicken were reclassified into the U.S. export and other and other categories. Amounts reclassified by year were: 2002--$18.6 Million, 2001--$10.8 Million, 2000--$4.7 Million, 1999--$1.1 Million, 1998--$2.3 Million

(d) In fiscal 2002, $2.1 million of certain items previously classified under U.S. prepared foods and U.S. fresh turkey were reclassified into the U.S. export and other categories.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis for fiscal years ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition included in our SEC filings".

                                                                                                        Year to date
                                                                                            -------------------------------------
                                                                                             09/28/02     9/29/01(a)    09/30/00
                                                                                            ----------    ----------   ----------
                                    United States
Chicken Operations:
U.S. Chicken Sales                                                                           1,649,058     1,472,340    1,050,387
                         U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced      $   0.6944    $   0.7263   $   0.7028

U.S. Chicken Net Pounds Produced (000's)                                                     2,374,765     2,027,079    1,494,550

Other Operations:
Other  Sales                                                                                   193,691       179,859      141,690

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales                                                             1,842,749     1,652,199    1,192,077

U.S. Chicken & Other Operating Income                                                           32,663        78,097       45,928
                                   Operating Income as a percent of U.S. Chicken Sales            1.77%         4.73%        3.85%


                                        Mexico
Chicken Operations:
Mexico Chicken Sales(b)                                                                        323,892       303,469      286,139
                    Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced      $   0.6006    $   0.5519   $   0.5901

Mexico Other Operations:
Mexico Other  Sales(b)                                                                         18,959        20,209       21,223

Mexico Chicken Operating Income                                                                 17,064        12,156       34,560
                          Mexico Operating Income as a percent of Mexico Chicken Sales            4.98%         3.76%       11.24%


Mexico Net Pounds Produced                                                                     539,266       549,876      484,926

                                        Turkey

U.S. Turkey Sales                                                                              348,118       238,835           --
                          U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced      $   0.8098    $   0.8067           --

U.S. Turkey Operating Income                                                                   (19,823)        4,289           --
                        U.S. Turkey Operating Income as a percent of U.S. Turkey Sales          -5.69%          1.80%          --


U.S. Turkey Net Pounds Produced                                                                429,904       296,069           --

                                                                                                        Year to date
                                                                                            ------------------------------------
                                                                                             10/02/99     09/26/98     09/27/97
                                                                                            ----------   ----------   ----------
                                    United States
Chicken Operations:
U.S. Chicken Sales                                                                             963,496      914,352      858,165
                         U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced      $   0.7004   $   0.7222   $   0.7042

U.S. Chicken Net Pounds Produced (000's)                                                     1,375,691    1,265,998    1,218,682

Other Operations:
Other  Sales                                                                                   139,406      139,106      144,487

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales                                                             1,102,902    1,053,458    1,002,652

U.S. Chicken & Other Operating Income                                                           88,177       36,278       29,320
                                   Operating Income as a percent of U.S. Chicken Sales            8.00%        3.44%        2.92%


                                        Mexico
Chicken Operations:
Mexico Chicken Sales(b)                                                                        233,531      249,273      274,997
                    Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced      $   0.5114   $   0.6215   $   0.6513

Mexico Other Operations:
Mexico Other  Sales(b)                                                                         20,969       28,814

Mexico Chicken Operating Income                                                                 21,327       40,978       34,574
                          Mexico Operating Income as a percent of Mexico Chicken Sales            8.38%       14.74%       12.57%


Mexico Net Pounds Produced                                                                     456,649      401,075      422,224

                                        Turkey

U.S. Turkey Sales                                                                                   --           --           --
                          U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced              --           --           --

U.S. Turkey Operating Income                                                                        --           --           --
                        U.S. Turkey Operating Income as a percent of U.S. Turkey Sales              --           --           --


U.S. Turkey Net Pounds Produced                                                                     --           --           --

                                                                                                        Year to date
                                                                                            -------------------------------------
                                                                                             09/28/02     9/29/01(a)    09/30/00
                                                                                            ----------    ----------   ----------
U.S. Summary

U.S. Sales                                                                                   2,190,867     1,891,034    1,192,077
U.S. Cost of Sales                                                                           2,068,083     1,711,186    1,080,416
U.S. Gross Margin                                                                              122,784       179,848      111,660
                                          U.S. Gross Margin as a percent of U.S. Sales            5.60%         9.51%        9.37%

U.S. Selling, General and Administrative Expenses                                              109,945        97,462       65,732
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales                       5.02%         5.15%        5.51%

U.S. Operating Income                                                                           12,840        82,386       45,928
                                      U.S. Operating Income as a percent of U.S. Sales            0.59%         4.36%        3.85%


                               Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions                                                             1,972,950     1,775,809    1,336,526
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions  $   0.6771    $   0.6891   $   0.6752

Chicken Net Pounds Produced from all Divisions                                               2,914,031     2,576,955    1,979,476

Other Operations:
Other Sales(b)                                                                                 212,650       200,068      162,913

Totals All Operations:
Total Net Sales                                                                              2,533,718     2,214,712    1,499,439
Total Cost of Sales                                                                          2,368,553     2,000,762    1,333,611
Gross Margin from all operations                                                               165,166       213,950      165,828
                      Gross Margin from all operations as a percent of Total Net Sales            6.52%         9.66%       11.06%

Total Selling, General and Administrative Expenses                                             135,262       119,408       85,340
       Total Selling, General and Administrative Expenses as a percent of Total Net Sales         5.34%         5.39%        5.69%

Operating Income from all operations                                                            29,904        94,542       80,488
                  Operating Income from all operations as a percent of Total Net Sales            1.18%         4.27%        5.37%

                                                                                                        Year to date
                                                                                            ------------------------------------
                                                                                             10/02/99     09/26/98     09/27/97
                                                                                            ----------   ----------   ----------
U.S. Summary

U.S. Sales                                                                                   1,102,902    1,053,458    1,002,652
U.S. Cost of Sales                                                                             954,531      972,912      935,509
U.S. Gross Margin                                                                              148,371       80,546       67,143
                                          U.S. Gross Margin as a percent of U.S. Sales           13.45%        7.65%        6.70%

U.S. Selling, General and Administrative Expenses                                               60,194       44,268       37,823
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales                       5.46%        4.20%        3.77%

U.S. Operating Income                                                                           88,177       36,278       29,320
                                      U.S. Operating Income as a percent of U.S. Sales            8.00%        3.44%        2.92%


                               Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions                                                             1,197,027    1,163,625    1,133,162
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions  $   0.6533   $   0.6980   $   0.6906

Chicken Net Pounds Produced from all Divisions                                               1,832,340    1,667,073    1,640,906

Other Operations:
Other Sales(b)                                                                                 160,376      167,920      144,487

Totals All Operations:
Total Net Sales                                                                              1,357,403    1,331,545    1,277,649
Total Cost of Sales                                                                          1,171,694    1,195,442    1,163,152
Gross Margin from all operations                                                               185,708      136,103      114,497
                      Gross Margin from all operations as a percent of Total Net Sales           13.68%       10.22%        8.96%

Total Selling, General and Administrative Expenses                                              76,204       58,847       50,603
       Total Selling, General and Administrative Expenses as a percent of Total Net Sales         5.61%        4.42%        3.96%

Operating Income from all operations                                                           109,504       77,256       63,894
                  Operating Income from all operations as a percent of Total Net Sales            8.07%        5.80%        5.00%

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operating since January 27, 2001, the acquisition date.

(b) Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.